                                                                    EXHIBIT 10.7

                            LOAN AND PLEDGE AGREEMENT

      THIS LOAN AND PLEDGE AGREEMENT (this "Loan and Pledge Agreement") is entered into as of the 10th day of April 2004, between eTelecare International, Inc., a corporation organized under the laws of the Philippines (the "Secured Party" or the "Company"), and James W. Franke (the "Debtor").

                                 R E C I T A L S

      A. Pursuant to a Stock Option Agreement (the "Option Agreement") between the Company and Debtor dated as of January 1, 2003, Debtor has the right and option to purchase 477,200 shares (the "Stock") of the Company's Common Stock (the "Common Stock");

      B. Under the terms of the Debtor's Employment Agreement with the Company, the Company has agreed to loan Debtor funds to cover all taxes arising from the Employee's exercise of the aforementioned stock option;

      C. Debtor has determined the amount of taxes due to be US$42,000 and the Company is accordingly lending Debtor the same amount (the "Loan") against the execution by Debtor of this Loan and Pledge Agreement as of the date hereof;

      D. As security for the due payment and settlement of the Loan, Debtor is willing to subject the Stock to the provisions of this Loan and Pledge Agreement.

                                A G R E E M E N T

      NOW, THEREFORE, IT IS AGREED between the parties as follows:

      1. The Loan. Debtor hereby acknowledges receipt of, and promises to pay to the order of Secured Party on the date that is three (3) years from the date hereof, the principal sum of Forty Two Thousand US Dollars (US$42,000.00) (the "Loan"), with interest on unpaid principal from the date hereof accruing at the rate equal to the United States Federal Funds Rate as of the date hereof (which shall be one percent (1.0%)) per annum (the "Interest"). Debtor reserves the right to prepay all or any part of the Loan at any time without premium or penalty.

      2. Pledge. Debtor hereby pledges unto the Secured Party the collateral described in Paragraph 3 hereof as security for the due payment and performance of all its obligations to Secured Party set forth in Paragraph 4 hereof.


      3. Collateral. The collateral on which the Pledge is created is Twenty One Thousand (21,000) shares out of the Stock and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, monies and rights to which the owner thereof may become entitled on account thereof, and all proceeds thereof (the foregoing being hereinafter collectively referred to herein as the "Collateral").

      4. Obligations Secured. The Pledge created hereby secures the payment of the Loan, the Interest and all indebtedness evidenced by, and performance and discharge of each and every covenant, condition and agreement of Debtor contained in, this Loan and Pledge Agreement, and any and all modifications, extensions or renewals hereof;

      5. Warranty and Representation of Debtor. Debtor warrants and represents that the Collateral is free and clear of any security interest (other than the Pledge herein granted), liens, restrictions (other than the legends required by law or by the Option Agreement and the restrictions on transfer imposed by any applicable laws and the restrictions and rights contained in the Option Agreement), or encumbrances, and that, with those exceptions, he has full right and power to transfer the Collateral to Secured Party free and clear thereof, and to enter into and carry out this Loan and Pledge Agreement. Secured Party consents to the creation of the Pledge on the Collateral.

      6. Event of Default. As used herein "Event of Default" shall be any or all of the following:


            (a) The failure of Debtor punctually and properly to observe, keep or perform any covenant, agreement or condition required by this Loan and Pledge Agreement to be observed, kept or performed;

            (b) The failure of Debtor punctually and properly to pay the Loan, the Interest and all indebtedness evidenced hereby within ten (10) days after the same are due in accordance with the terms hereof;

            (c) The failure of Debtor punctually and properly to observe, keep or perform any of the obligations secured by this Loan and Pledge Agreement;

            (d) The bankruptcy or insolvency of Debtor,

            (e) The sale, transfer or conveyance of the Collateral or a portion thereof by Debtor.

      7. Rights of Secured Party upon Occurrence of Certain Events or an Event of Default. Upon the occurrence of an Event of Default described in Paragraph 6
(a) to (d), Secured Party may declare the entire unpaid principal and interest of the Loan immediately due and payable without demand or notice and may exercise any or all of its rights and remedies under the applicable laws. Further, upon the occurrence of an Event of Default described in Paragraph 6
(e), the entire unpaid principal and interest of the Loan shall become immediately due and payable without demand or notice and Secured Party may exercise any or all of its rights and remedies under the applicable laws. All rights and remedies of Secured Party shall be cumulative and may be exercised successively or concurrently and without impairment of the Secured Party's interest in the Collateral.

      8. Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Company his true and lawful attorney in fact with power of substitution and resubstitution, to transfer the Collateral on the books of the Company, or to cause it to be transferred, whenever authorized to do so as provided in this Loan and Pledge Agreement; such appointment shall be deemed to be coupled with an interest. Such authority shall terminate when none of the Collateral is subject to the Pledge.

      9. Termination. This Agreement will terminate when Debtor completes performance in full of all obligations hereunder, including without limitation the repayment of all indebtedness by the Debtor to the Secured Party.

      10. Miscellaneous.

            (a) No Waiver of Rights or Remedies. No failure or delay by Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise or the exercise of any other right, power or privilege.

            (b) Waiver of Statute of Limitations. To the extent permitted by law, Debtor hereby waives, and agrees not to assert or take advantage of, any and all applicable statutes of limitations on the obligations secured hereby.

            (c) Severability. Should any one or more of the provisions hereunder be determined to be illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

            (d) Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by registered or certified mail, postage prepaid, as follows:

      If to Secured Party, to
      eTelecare International, Inc.
      19th and 20th Floors
      Citibank Plaza
      Eastwood Cyberpark
      Libis, Philippines

      or if to Debtor, to
      James W. Franke
      3701 Madison Road
      Flintridge, CA 91011

      or to such other address as shall be furnished in writing by any party to the others.

Notice shall be deemed to have been given as of the date so delivered or deposited in the applicable mail system, as the case may be.

            (e) Assignment by Secured Party. This Loan and Pledge Agreement and the Pledge shall inure to the benefit of Secured Party, and successors and assigns and any transferees of any of the obligations secured hereby, and shall be binding upon the Debtor and his heirs, executors, administrators, legal representatives, successors and assigns; provided that Debtor may not assign his rights under this Agreement without the prior written consent of the Secured Party; provided, further, that Debtor may transfer the Collateral to the [name of trust] (the "Trust") without any such approval of the Secured Party, provided the Trust shall agree to be bound by all of the terms and conditions of this Agreement as if the Trust was the Debtor and provided, further, that Debtor shall not be relieved of any of its duties or obligations under this Agreement.

            (f) Attorneys' Fees. Debtor agrees to pay Secured Party without demand all fees, costs and expenses of enforcing this Loan and Pledge Agreement or any provision hereof, including without limitation such fees, costs and expenses of attorneys (whether or not any litigation is commenced), and further including, without limitation, fees, costs and expenses of appeal.

            (g) Choice of Law. It is the intention of the parties that the internal laws of the Philippines shall govern the validity of this Loan and Pledge Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

            (h) Paragraph Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of this Loan and Pledge Agreement or its interpretation.

            (i) Integrated Agreement. The foregoing constitutes the entire agreement between the parties hereto on the subject matter hereof, and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth herein or herein described or provided for.

                                 ETELECARE INTERNATIONAL, INC.


                                 By: /s/ ROBERTO O. VALDES
                                     -------------------------------------------
                                 Name:  ROBERTO O. VALDES
                                 Title:    Chief Financial Officer
DEBTOR


/s/ JAMES W. FRANKE
--------------------------------
James W. Franke

                           SIGNED IN THE PRESENCE OF:


            --------------------                         --------------------

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
MAKATI CITY, METRO MANILA) S.S.

      BEFORE ME, a Notary Public for and in the above jurisdiction this 21st day of January 2005 personally appeared the following:

                           Community Tax
      Name                 Certificate No./              Date/Place Issued
      ----                 ----------------              -----------------
Roberto O. Valdes                                    January 13,2005/Manila

James W. Franke                                      March 17, 1997/Los Angeles
                          (passport number)

known to me and to me known to be the same persons who executed the foregoing Loan and Pledge Agreement and acknowledged to me that the same is their free and voluntary act and deed.

            WITNESS MY HAND AND SEAL on the date first abovewritten.

Doc. No.         157;
Page No.          32;
Book No.         III;
Series of 2005.

                                        /s/ FRED B. PAMAOS
                                        [Notary Stamp & Signature]

                             SECURED PROMISSORY NOTE

$42,000.00                                   April 10, 2004
                                             Libis, Philippines

      FOR VALUE RECEIVED, Jim Franke ("Maker") hereby promises to pay to the order of eTelecare International, Inc., a corporation organized under the laws of the Philippines ("Holder"), at the offices of Holder located at 19th and 20th Floors, Citibank Plaza, Eastwood Cyberpark, Libis, Philippines, or at such other place as Holder may from time to time designate in writing, the principal sum of Forty Two Thousand US Dollars (US$42,000.00), with interest on unpaid principal from the date hereof accruing at the rate equal to the United States Federal Funds Rate as of the date hereof (which shall be one percent (1.0%)) per annum, on the date that is three (3) years from the date hereof. Maker reserves the right to prepay all or any part of this Promissory Note (the "Note") at any time without premium or penalty.

      This Note is secured by a security interest created by a Pledge Agreement of even date herewith (the "Pledge Agreement") and is subject to the terms and conditions thereof.

      If Maker fails to pay any principal or interest within ten (10) days after the same is due, or if any other default occurs under this Note, the Pledge Agreement or any other document now or in the future securing this Note, the entire unpaid principal balance, accrued interest and other sums payable hereunder and under the Pledge Agreement shall, at the option of Holder, become immediately due and payable without demand or notice. Further, in the event Maker sells, transfers or conveys the Stock or a portion thereof, all indebtedness evidenced by this Note shall become immediately due and payable without demand or notice.

      Maker agrees to pay to Holder all fees, costs and expenses incurred by Holder in enforcing its rights under this Note and the Pledge Agreement, including, without limitation, such fees, costs and expenses of attorneys, whether or not litigation is commenced.

      Terms used herein and defined in the Pledge Agreement shall have the same meaning ascribed to them therein, unless otherwise defined herein.

      This Note is being delivered and is intended to be performed in the Philippines, and shall be governed by and construed and enforced in accordance with the internal laws of the Philippines.

      This Note shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no assignment of any of Maker's rights or obligations shall be made without the written consent of Holder.

      Should any one or more of the provisions of this Note or of any agreement entered into pursuant to this Note be determined to be illegal or unenforceable, all other provisions of this Note and of each other agreement entered into pursuant to this Note, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. Any payment hereunder shall be credited first upon interest accrued and the remainder, if any, upon principal; interest shall cease to accrue upon principal so credited. Principal and interest shall be payable in lawful money of the United States of America.


                                    /s/ JIM FRANKE
                                    --------------------------------------------
                                    Jim Franke

                           SIGNED IN THE PRESENCE OF:


            --------------------                         --------------------

                                 ACKNOWLEDGMENT


REPUBLIC OF THE PHILIPPINES)
MAKATI CITY, METRO MANILA) S.S.

      BEFORE ME, a Notary Public for and in the above jurisdiction this 15th day of December 2004 personally appeared the following:

     Name                    Passport No.              Date/Place Issue
     ----                    ------------              ----------------
JIM FRANKE                                         March 17, 1997/Los Angeles

known to me and to me known to be the same persons who executed the foregoing Loan and Pledge Agreement and acknowledged to me that the same is their free and voluntary act and deed.

            WITNESS MY HAND AND SEAL on the date first abovewritten.

Doc. No.          59;
Page No.          12;
Book No.         III;
Series of 2004.

                                             /s/ MARICHELLE Q. GERARDO
                                             [Notary Stamp]

                                      -3-